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PRUDENTIAL INVESTMENTS
751 BROAD STREET - 9TH FLOOR
NEWARK, NY 07102

                  PRUDENTIAL GLOBAL LIMITED MATURITY FUND, INC.
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned, revoking previous proxies, hereby appoint(s) Robert F. Gunia, Marguerite E. H. Morrison and Grace C. Torres, or any one or more of them, with full power of substitution, to vote all shares of Prudential Global Limited Maturity Fund, Inc., which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at 751 Broad Street, 9th Floor, Newark, New Jersey 07102, on October 7, 1999 at 9:00 a.m. Eastern time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposal described in the Proxy Statement as specified below. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

                      PLEASE SIGN, DATE, AND RETURN PROMPTLY IN
                                  ENCLOSED ENVELOPE

             Please refer to the enclosed Proxy Statement for a complete discussion of this matter.
                   IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE
                                VOTED FOR THE PROPOSAL
           As to any other matter, said attorneys shall vote in accordance with their best judgment.



                             VOTE THIS PROXY CARD TODAY!

          YOUR PROMPT RESPONSE WILL SAVE THE EXPENSE OF ADDITIONAL MAILINGS.

                     PLEASE DETACH AT PERFORATION BEFORE MAILING.

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TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
                                                                             PRUGLO           KEEP THIS PORTION FOR YOUR RECORDS
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                                  THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.       DETACH AND RETURN THIS PORTION ONLY
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PRUDENTIAL GLOBAL LIMITED MATURITY FUND, INC.



THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING:

VOTE ON PROPOSAL

1.   To approve an Agreement and Plan of Reorganization between Prudential Global Limited Maturity Fund, Inc. and Prudential Global
     Total Return Fund, Inc. providing for the transfer of all of the assets of Prudential Global Limited Maturity Fund, Inc. to
     Prudential Global Total Return Fund, Inc. in exchange solely for shares of common stock of Prudential Global Total Return Fund,
     Inc. and the assumption by Prudential Global Total Return Fund, Inc. of Prudential Global Limited Maturity Fund, Inc.'s
     liabilities, followed by the distribution of Prudential Global Total Return Fund, Inc.'s shares to shareholders of Prudential
     Global Limited Maturity Fund, Inc. in liquidation of Prudential Global Limited Maturity Fund, Inc.

FOR       AGAINST        ABSTAIN

/  /       /  /           /  /



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Signature [PLEASE SIGN WITHIN BOX]      Date                          Signature (Joint Owners)                Date
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